UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2009

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Information.

Memorandum of Understanding

Solely to avoid the costs, risks and uncertainties inherent in litigation, BioSante Pharmaceuticals, Inc., Cell Genesys, Inc. and the other defendants to the stockholder litigation concerning the proposed merger between BioSante and Cell Genesys venued in San Mateo County, California have entered into a memorandum of understanding with plaintiffs’ counsel in the San Mateo County, California action (the “Memorandum of Understanding”) pursuant to which BioSante, Cell Genesys, the other named defendants and the plaintiffs, on behalf of a putative class of Cell Genesis shareholders, have agreed to settle the lawsuits venued in California state courts, including all claims related to the lawsuits, subject to court approval. If the court ultimately grants final approval to the settlement, the lawsuits and related claims will be dismissed with prejudice.  Pursuant to the Memorandum of Understanding, Cell Genesys has agreed to pay to plaintiffs’ counsel an amount not more than $240,000 as is approved by court order for plaintiffs’ attorneys’ fees, costs and expenses in the San Mateo County action and to make certain additional public disclosures regarding the merger in a Form 8-K, without admitting in any way that the disclosures are material or otherwise required by law:  BioSante continues to believe the litigation is without merit, but desires to avoid the costs, risks and uncertainties inherent in litigation.

Upcoming Special Meeting of Stockholders

BioSante’s management and proxy solicitation firm, Laurel Hill Advisory Group, LLC, continue to encourage all BioSante stockholders to vote their shares promptly by phone (1-800-690-6903) or Internet (www.proxyvote.com).  The BioSante board of directors unanimously recommends that stockholders vote “FOR” the adoption of the merger agreement between BioSante and Cell Genesys.  If BioSante fails to receive a sufficient number of votes to approve the merger agreement, BioSante may propose to adjourn the special meeting of BioSante stockholders for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve the merger agreement if Proposal No. 3 described in the joint proxy statement/prospectus filed by BioSante and Cell Genesys in connection with the proposed merger is approved by BioSante stockholders.  If BioSante fails to receive a sufficient number of votes to approve Proposal No. 2 described in the joint proxy statement/prospectus, the proposed amendment to BioSante’s certificate of incorporation to increase the total number of authorized shares of BioSante common stock to 200 million, BioSante will not propose to adjourn the special meeting of BioSante stockholders for the sole purpose of soliciting additional proxies to approve the charter amendment proposal.  BioSante stockholders in need of assistance voting their shares can call BioSante’s proxy solicitor, Laurel Hill Advisory Group, LLC, toll-free at (888) 742-1305.

Important Additional Information for Investors and Stockholders

This communication is being made in respect of the proposed business combination involving BioSante and Cell Genesys. In connection with the proposed transaction, BioSante has filed with the Securities and Exchange Commission (“SEC”), a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus has been mailed to the stockholders of record as of August 21, 2009, of BioSante and Cell Genesys. INVESTORS AND SECURITY HOLDERS OF BIOSANTE AND CELL GENESYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIOSANTE, CELL GENESYS AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by BioSante and Cell Genesys at the SEC’s web site at www.sec.gov. Free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC can also be obtained by directing a request to BioSante, Attention: Investor Relations, telephone: (847) 478-0500 or to Cell Genesys, Attention: Investor Relations., telephone (650) 266-3200. In addition, investors and security holders may access copies of the documents filed with the SEC by BioSante on BioSante’s website at www.biosantepharma.com, and investors and security holders may access copies of the documents filed with the SEC by Cell Genesys’s website at www.cellgenesys.com.

BioSante, Cell Genesys and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of BioSante and Cell Genesys in respect of the proposed transaction. Information regarding BioSante’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 16, 2009 and the proxy statement for BioSante’s 2009 annual meeting of stockholders, filed with the SEC on April 27, 2009.

Information regarding Cell Genesys’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 9, 2009 and the proxy statement for Cell Genesys’s 2009 annual meeting of stockholders, filed with the SEC on March 31, 2009. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of BioSante’s and Cell Genesys’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about BioSante and Cell Genesys. Such statements include, but are not limited to, statements about the proposed transaction and its potential benefits to the BioSante and Cell Genesys stockholders, the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions with respect to future operations and products and other statements that are not historical in nature, particularly those that utilize terminology such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “estimates” or comparable terminology. Forward-looking statements are based on current expectations and assumptions, and entail various known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to BioSante and Cell Genesys that could cause actual results to differ materially from those expressed in such forward-looking statements include general business and economic conditions; the failure of the BioSante or Cell Genesys stockholders to approve the transaction or the failure of either party to meet any of the other conditions to the closing of the transaction; the failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of BioSante and Cell Genesys may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties, BioSante’s need for and ability to obtain additional financing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance; the marketing success of BioSante’s licensees or sublicensees and the success of clinical testing. Additional factors that could cause BioSante’s and Cell Genesys’s results to differ materially from those described in the forward-looking statements can be found in BioSante’s recent registration statement on Form S-4 and BioSante’s and Cell Genesys’s most recent annual reports on Form 10-K and subsequent quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are filed with the SEC and available at the SEC’s web site at www.sec.gov and which discussions also are incorporated herein by reference. The information set forth herein speaks only as of the date hereof, and BioSante and Cell Genesys disclaim any intention and do not assume any obligation to update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated: September 21, 2009